UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

April 5, 2005
Date of Report (Date of earliest event reported)

AAMES INVESTMENT CORPORATION
(Exact name of Registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation)

1-32340 (Commission File Number)	34-1981408 (IRS employer identification no.)

350 South Grand Ave, 43rd Floor
Los Angeles, CA 90071
(Address of principal executive offices)(Zip Code)

(323) 210-5000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Reference is made to the press release of the Registrant dated April 5, 2005, which contains information meeting the requirements of this Item 8.01 and is incorporated herein by reference. A copy of the press releases is attached to this Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements: None

(b)	Pro forma financial informtaion: None

(c)	Exhibits:

99.1 Press release dated April 5, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAMES INVESTMENT CORPORATION

By:	/s/ Patrick D. Grosso
Patrick D. Grosso
Assistant Secretary

Dated: April 7, 2005

EXHIBIT 99.1

  Investment Corporation

AAMES INVESTMENT CORPORATION HIRES SENIOR VICE PRESIDENT OF
CORPORATE DEVELOPMENT AND INVESTOR RELATIONS

Los Angeles, California, March 5, 2005 – Aames Investment Corporation (NYSE: AIC), a mortgage real estate investment trust, today announced that it has hired Steven C. Canup as Senior Vice President of Corporate Development and Investor Relations. Mr. Canup’s responsibilities in the newly created position will include the refinement and expansion of the company’s investor relation program, merger and acquisition activities and various strategic initiatives focused on realizing the inherent value in the company’s operations.

A. Jay Meyerson, Chairman of the Board and Chief Executive Office of Aames, commented, "After our successful conversion to a mortgage REIT and the completion of our IPO, we are well positioned to focus on longer term initiatives. The addition of Steven to our management team reflects our commitment to pursue both internal and external opportunities for further expansion and development. In addition, we believe that in this stage of our public company life, we require a professional who can also concentrate on strengthening our communication and interaction with the equity markets, including existing and potential research analysts and institutional investors. We were pleased to find an executive with Steven's mix of corporate finance, investor relations and strategic planning experience who can contribute to our growth as a public company."

Prior to joining Aames, Mr. Canup spent five years as the Senior Vice President of Corporate Strategy and Investor Relations at East West Bancorp, where he oversaw the significant expansion of the bank’s research coverage as well as managed an active acquisition and corporate development program. Prior to East West, Mr. Canup spent 10 years in the corporate finance sector, primarily as an investment banker focused on financial institutions.

Contact Information

For more information, contact Steven C. Canup, in Aames Investment’s Investor Relations Department at (323) 210-5311 or at info@aamescorp.com via email.

Information Regarding Aames

Aames is a mortgage REIT and, through its subsidiary Aames Financial Corporation, originates mortgage loans in 47 states. Aames Financial is a fifty-year old national mortgage banking company focused primarily on originating subprime residential mortgage loans through wholesale and retail channels under the name “Aames Home Loan.” To find out more about Aames, please visit www.aames.net.